ORAGENICS

Developing Vaccines & Novel Antibiotics to Treat Tomorrow's Infections

Corporate Presentation

NYSE American: **OGEN**

August 18, 2020

Safe Harbor Statement

Certain statements made in this presentation include forward-looking actions that Oragenics, Inc. ("Oragenics," or the "Company") anticipates based on certain assumptions. These statements are indicated by words such as "expect", "anticipate", "should" and similar words indicating uncertainty in facts, figures and outcomes. Such statements are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. While Oragenics believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the Company are detailed in the Company's various reports filed by the Company with the Securities and Exchange Commission.

Oragenics Company Description

Oragenics (NYSE American: OGEN) is a development stage company dedicated to fighting infectious diseases. It is focused on advancing its TerraCoV2 vaccine candidate to combat the novel coronavirus pandemic, leveraging coronavirus spike protein research licensed from the National Institutes of Health. It is also developing lantibiotics, a novel class of antibiotic, focused on combatting multidrug-resistant organisms.

Investment Highlights

1

2

3

Recent Acquisition of Noachis Terra provides access to NIH-created SARS-CoV-2 (COVID-19) Spike Protein Vaccine Technology

Expect to enter human clinical studies in early 2021

Multi-billion market for COVID-19 vaccines likely to accommodate multiple players

Cash through early 2021; l Grants for COVID-19 under review at funding agencies including BARDA

Lantibiotics Platform: A novel class of peptide antibacterial compounds, with activity against a variety of MDR infections

Lead lantibiotic OG716 addresses *C. difficile*

ORAGENICS

ORAGENICS

Lead Program:
NIH-created SARS-CoV2 S-2P (COVID 19) vaccine candidate focused on the stabilized "Spike Protein"

Overview



Objective: To develop and commercialize a vaccine providing lifetime immunity from SARS-CoV-2 infection focusing on the spike protein.

Benefits: Lifetime protection from SARS-CoV-2 virus, COVID-19 infection prevention, more rapid immune response, lower antigen concentration required.

Future: Potential cross protection against other coronaviruses.



The molecular structure of the spike protein.

Jason McLellan/Univ. of Texas at Austin

Technology Overview – RSV F Protein: Spike Proteins Continually Changing Shape

Accessible antigenic sites depend on protein conformation:

- **Pre sites: O, V**
- **Post site[1]: I**
- **Pre/post sites: II, III, IV**

Absorption of human convalescent serum with postfusion F modestly reduces neutralizing antibodies

Absorption of human convalescent serum with prefusion F removes almost all neutralizing antibodies

1. MAbs to site 1 preferentially bind postfusion conformation



Postfusion
Prefusion
Site Ø
Site II
Site V
Site IV
Site III
Site I

Flynn et al, PLOS ONE|DOI:10.1371/ journal.prone.0164789 Oct. 20, 2016

ORAGENICS

Technology Overview – Enhanced Immune Response Utilizing Stabilized Spike Protein Antigen

Stabilized Prefusion Spike Protein Ectodomain Trimer

- Class I fusion protein
- Two amino acid substitutions stabilize prefusion conformation
- T4 fibritin trimerization domain
- Expressed in mammalian cell line


A
SS
RBD
SD2
S2'
1208
HR1
CD
TM
1
1273
NTD
SD1
S1/S2
FP
CH
HR2
CT
B
90°
RBD down
RBD down
RBD up
Viral membrane

Daniel Wrapp et al. Science 2020; 367:1260-1263

SARS-CoV-2 S-2P IgG subclass Results: B6C3 Mice


a
mRNA-1273
B6C3
Reciprocal Serum Endpoint Titer (log10)
**
**
*
0.01
0.1
1
mRNA Dose (µg)
b
SARS-CoV-2 S-2P Protein + SAS
B6C3
Reciprocal Serum Endpoint Titer (log10)
**
**
**
0.01
0.1
1
SARS-CoV-2 S-2P Dose (µg)
IgG1
IgG2a/c

Immunizations with mRNA-1273 and S-2P protein, delivered with TLR4 agonist, elicit S-specific Th1-biased T cell responses. **B6C3F1/J mice were immunized at weeks 0 and 3 with 0.01, 0.1, or 1 µg of mRNA-1273 or SAS-adjuvanted SARS-CoV-2 S-2P protein.** Sera were collected 2 weeks post-boost and assessed by ELISA for SARS-CoV-2 S-specific IgG1 and IgG2a/c.

Endpoint titers (a-b) were calculated. For mice for which endpoint titers did not reach the lower limit of detection (dotted line), ratios were not calculated (N/A).

SARS-CoV-2 S-2P protein with SAS adjuvant produces significant and balanced IgG1 and $IgG2_{a/c}$ levels at doses as low as 0.01 ug demonstrating level of immune response.

Corbett *et al*, BioRxiv. 2020. https://www.biorxiv.org/content/10.1101/2020.06.11.145920v1

ORAGENICS

SARS-CoV-2 S-2P IgG subclass Results: BALB/c and C57BL/6 Mice

b


SARS-CoV-2 S-2P Protein + SAS
BALB/c
****
***
***
IgG1
IgG2a
Reciprocal Serum
Endpoint Titer (log10)
0.01
0.1
1
SARS-CoV-2 S-2P Dose (µg)

e


SARS-CoV-2 S-2P Protein + SAS
C57BL/6
***
**
****
IgG1
IgG2c
Reciprocal Serum
Endpoint Titer (log10)
0.01
0.1
1
SARS-CoV-2 S-2P Dose (µg)

SAS-adjuvanted S-2P protein elicit both IgG2a and IgG1 subclass S-binding antibodies. BALB/cJ (b) or C57BL/6J (e) mice were immunized at weeks 0 and 3 with 0.01 (green), 0.1 (blue), or 1 µg (red) of SARSCoV- 2 S-2P protein adjuvanted with SAS. Sera were collected 2 weeks post-boost and assessed by ELISA for SARS-CoV-2 S-specific IgG1 and IgG2a or IgG2c for BALB/cJ and C57BL/6J mice, respectively.

Similar significant and balanced IgG1 and $IgG2_a$ or $IgG2_c$ titers were also observed in BALB/c and C57BL/6 mice immunized with SARS-CoV-2 S-2P protein with SAS adjuvant indicating the immune response is robust and seen in a second strain of mouse.

SARS-CoV-2 S-2P Neutralization Titers

Extended Data Table 1. Concordance of Pseudovirus Neutralization Assay and PRNT.

Mouse Serum Pool #[1]	Reciprocal IC_{50} Titer		*Fold Difference*[4]
	Pseudovirus Neutralization[2]	PRNT[3]	
1	893.5 +/- 1.4	933.5	*1.0*
2	211.6 +/- 1.5	314.5	*0.7*
3	159.8 +/- 1.3	397.1	*0.5*

1. BALB/cJ mice were immunized at weeks 0 and 3 with 1 µg SARS-CoV-2 S-2P protein, adjuvanted with SAS. Sera were collected 2 weeks post-boost and pooled (N = 3 mice/pool).
2. IC50 titers were averaged from pseudovirus neutralization assays completed in 5 experimental replicates. (GMT +/- geometric SD)
3. IC50 titer from PRNT assay completed once.
4. Fold difference calculated as average pseudovirus neutralization IC50 titer relative to PRNT IC50 Titer

SARS-CoV-2 S-2P protein with SAS adjuvant produces significant Nab titers in BALB/c mice.

Well Established Production Process for Terra Cov-2 Vaccine Creation

Creation of Antigen Producing cell line (CHO) (Aragen)

↓

Production of Antigen under GMP (Avid)

↓

Addition of FDA approved Adjuvant (Example: CpG 1018: Dynavax)

↓

Completion of Fill/Finish (Ology Bioscience)

Examples of recombinant protein + Adjuvant
Hepatitis B
HPV

Technology Overview – Current Status

- NIH/NIAID license secured with acquisition of Noachis Terra
- Non-dilutive grants, including BARDA submitted or under development
- Utilize NIAID pre-clinical services for pre-IND enabling studies
- Contracts in place for:
  - Cell bank manufacture
  - Vaccine manufacture
  - Clinical Research Organization & Regulatory Consultants
- Utilize BARDA services for fill/finish
- **Creation of cell line complete**
- **Development of analytical methods and transfer to manufacturing facility underway**

Regulatory Strategy: Aggressive Fast Track Approach

Proposed Clinical Trial Pathway and Timeline


FDA Pre-IND mtg, 9/20
File U.S. IND, 1Q21
4Q20 - 1Q21
2/3Q21
4Q21 - 4Q22
Technology Transfer from NIH
Pre-IND Enabling Studies
Phase 1 Clinical Trial
Phase 2/3 Clinical Trial

Assumptions:

1. RCB used as GMP cell line
2. Pilot batch acceptable for IND
3. Toxicology study report initially filed with clinical only

Novel Lantibiotic Platform for Multidrug Resistant Bacterial Infections

2019 CDC List of Antibiotic Resistant Bacteria and Fungi

Urgent Threats

- Carbapenem-resistant *Acinetobacter*
- *Candida auris*
- *Clostridioides difficile*
- Carbapenem-resistant Enterobacteriaceae
- Drug-resistant *Neisseria gonorrhoeae*

Serious Threats

- Drug-resistant *Campylobacter*
- Drug-resistant *Candida*
- ESBL-producing Enterobacteriaceae
- Vancomycin-resistant *Enterococci* (VRE)
- Multidrug-resistant *Pseudomonas aeruginosa*
- Drug-resistant nontyphoidal *Salmonella*
- Drug-resistant *Salmonella* serotype Typhi
- Drug-resistant *Shigella*
- Methicillin-resistant *Staphylococcus aureus* (MRSA)
- Drug-resistant *Streptococcus pneumoniae*
- Drug-resistant Tuberculosis

Concerning Threats

- Erythromycin-Resistant Group A *Streptococcus*
- Clindamycin-resistant Group B *Streptococcus*

Watch List

- Azole-resistant *Aspergillus fumigatus*
- Drug-resistant *Mycoplasma genitalium*
- Drug-resistant *Bordetella pertussis*

Lantibiotics: Novel Platform of Antibiotics to Treat Serious Life-Threatening Infections

- Lantibiotics are a novel class of peptide antibacterial compounds naturally produced by a variety of Gram-positive bacterial strains to attack competing bacterial strains
- Platform: >700 lantibiotic structures created, potentially generating a pipeline of new compounds
- Platform provides potential for development in multidrug resistant infections:
  - Methicillin Resistant *Staphlococcus aureus* (MRSA)
  - Vancomycin Resistant Enterococci (VRE)
  - Virulent *Clostridium difficile*
  - Gram(-) infections



H_2N
Phe
Lys
Ala
Trp
Dha
Leu
A
S
Ala
Abu
B
Pro
Gly
Ala
Ala
Arg
Dhb
Gly
Ala
Phe
Asn
Ala
C
Tyr
Ala
D
S
CH
CH
NH

Mutacin 1140: a lantibiotic produced by *Streptoccus mutans*

C. difficile and *C. difficile* Infection (CDI): Epidemiology



- *C. difficile* is an infection of the colon causing colitis by producing toxins that damage lining of the colon
- 223,900 infections annually resulting in 12,800 deaths
- 83,000 will experience at least one recurrence
- Healthcare-associated infections occur: 37% hospital onset, 36% nursing home onset, and 27% community onset
- *C. difficile* associated diarrhea is associated with a 1-2 week hospital stay at a cost of $1BN/year
- **Emerging problem**: 8% of CDI associated with onset of concomitant Vancomycin Resistant Enterococci (VRE) infection

Oral OG716 Superior at Preventing *C. difficile* Deaths in Hamster Model



DAY 1
Infection
DAY 2
Clindamycin
DAYS 3-7
Antibiotic Treatment Phase
DAYS 8-22
Recurrence Phase
OG716
Vanco
OG253
Vehicle
Survival (%)
Days
0
20
40
60
80
100
120
0
5
10
15
20
25
OG716
OG253
Vanco
Vehicle

Lantibiotics: OG716 *C. difficile* Program Milestones

4Q16 ✓

Tech Transfer of Manufacturing Process

Fermentation complete; purification underway

1Q17 ✓

Manufacture of API

Ongoing at 1400L scale: transitioning to GMP manufacture; Enough material generated for rat tox study, lots for monkey tox study ongoing

3Q19 ✓

Toxicology and Microbiology Underway

14-day rat tox study underway and monkey tox study under development

2Q21 (estimate)

File IND

Timing of filing of the IND is subject to having adequate available capital to complete requisite studies

Corporate Status Update

Capitalization

	Common Stock Equivalents
Common Stock Outstanding [1]	61,004,917
Series A and Series B Convertible Preferred (As Converted)	2,261,703
Series C Non-Convertible Perpetual Preferred [2] (113.941 shares outstanding)	-
Warrants (WAEP $1.35) [1]	20,513,145
Reserved for issuance under stock incentive plan	8,009,250
Total	91,789,015

Cash	$9.6M [3]

(1) Information is as of August 7, 2020.

(2) As of June 30, 2020, the Non-Voting, Non-Convertible Series C Preferred Shares have a stated value of $33,847 per share and have an accruing dividend of 20% per year. The Series C Preferred Shares resulted from the conversion of approximately $3.3 million in debt obligations previously owed to Precigen (fka: Intrexon).

The Series A, B, and C Preferred stock have no price based downround protection for the conversion price.

(3) Information is as of June 30, 2020 (excludes net proceeds from warrant exercises after the quarter).

Experienced Management Team

Dr. Alan F. Joslyn
Director, President and Chief Executive Officer

- Assumed CEO position at Oragenics in June 2016
- Held CEO positions at several private biotechnology companies including Sentinella Pharmaceuticals, Edusa Pharmaceuticals and Mt. Cook Pharma
- Over 25 years of drug development experience at Glaxo, Johnson & Johnson and Penwest

Mike Sullivan
Chief Financial Officer

- Held senior-level financial positions for both publicly and privately held businesses
- Significant experience in product licensing and IP issues with strong background in both domestic and international retail operations

Dr. Martin Handfield
Senior Vice President, Discovery Research

- Molecular Microbiologist and former Tenured Associate Professor, College of Dentistry at The University of Florida
- Prolific researcher focusing on infectious diseases, host-pathogen interactions and non-invasive diagnostics

Experienced Management Team

Dr. David Zarley
Consultant

- More than 30 years in vaccine research and development in the private sector
- Vice-President of Program Management for Vaccine Research and Development at Pfizer
- Senior Director /Medicines Team Leader for Pfizer Primary Care Business Unit
- Senior Director for Wyeth Research Project Management Business Unit
- Senior Director for Technical Operations and Product Supply (TOPS) at Wyeth Vaccines
- Senior Research Biochemist / Project Leader for Viral Vaccine Research and Development at Lederle-Praxis Biologicals

Near Term Milestones



3Q20

- Complete CHO cell line Vaccine Development
- Initiate Vaccine CDMO work
- Complete FDA pre-IND meeting for Vaccine Candidate

4Q20

- Complete pre-clinical studies for Vaccine Candidate
- Advance Vaccine GMP manufacture at CDMO
- Initiate building of CHO MCB for the Vaccine

1Q21

- File IND for Vaccine

2Q21

- Initiate Phase 1 Clinical Study
- File IND for OG716

Investment Summary

- License to NIH-created SARS-CoV-2 Spike Protein Vaccine Technology set to enter human clinical studies in early 2021; potential for permanent protection for SARS-CoV-2 and other coronaviruses

- $Multi-billion market for COVID-19 vaccines likely to accommodate multiple players

- Cash through early 2021; Federal Grants for COVID-19 under review at BARDA

- Novel class of peptide antibacterial compounds called Lantibiotics
  - Activity against a variety of MDR infections, believed to be the next human health crisis
  - Lead lantibiotic OG716 addresses C. *difficile* – a significant infection identified by the CDC.

Oragenics, Inc.
4902 Eisenhower Blvd., Suite 125
Tampa, FL 33634
www.oragenics.com

For More Information

Corporate
Alan F. Joslyn PH.D
President & CEO
813 286 7900 ext 232
ajoslyn@oragenics.com

Investors:
John Marco
Managing Director
CORE IR
516-222-2560
johnm@coreir.com

Media:
Jules Abraham
CORE IR
917-885-7378
julesa@coreir.com

NYSE American: **OGEN**

August 18, 2020